Exhibit 10.6

To:	[*]	[*]
as trustee of the Series [*] WST Trust
	[*]	Attention: [*]

Attention: [*]

Date: [*]

CONFIRMATION – CURRENCY SWAP – SERIES [*] WST TRUST

The purpose of this letter is to confirm the terms and conditions of the transaction entered into between us on the terms specified below (the "Transaction"). This letter constitutes a "Confirmation" as referred to in the Master Agreement specified below.

This Confirmation is entered into by [*] ABN [*] as trustee of the Series [*] WST Trust (the "Trust").

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of [*], with a schedule headed “Westpac Cross Currency Swap”, as amended, novated or supplemented from time to time (the "Agreement"), between [*] ABN [*] ("Party A") and [*] as trustee of the Trust ("Party B").

All provisions contained in the Agreement govern this Confirmation except as expressly modified below. All other terms used and not defined in this Confirmation have the meaning given in the Master Trust Deed (“Trust Deed”) between Westpac Securities Administration Limited and The Mortgage Company Pty Limited and the SERIES [*] WST Trust Series Notice (the “Series Notice”) between Party A, Party B, Westpac Securitisation Management Pty Limited and others.

The terms of the particular Transaction to which this Confirmation relates are specified below:

1.	Our Reference:

2.	Trade Date:	[*]

3.	Effective Date:	[*]

4.	Termination Date:	The earlier of:

(a) the date on which the Class [*] Notes are redeemed in full in accordance with the Series Notice; and

(b) Maturity Date,

subject in each case to adjustment in accordance with the Applicable Business Day Convention

5.	Maturity Date	Payment Date falling in [*]

6.	Floating Amounts Payable by Party A

	US$ Floating Rate Payer:	Party A

	Calculation Amount:	The aggregate Invested Amount of the [*] Notes as at the first day of each Calculation Period.

	Payment Dates:	Each [*], [*], [*] and [*] from and including [*] to and including the Termination Date, subject to adjustment in accordance with the Applicable Business Day Convention

	Floating Rate Option:	USD-LIBOR-BBA

	Designated Maturity:	Three months (except that Linear Interpolation will apply in respect of the first Calculation Period)

	Spread:	[*]

	Floating Rate Day Count Fraction:	Actual/360

Applicable Business Day Convention

	- Period End Dates	Modified Following Business Day Convention

	- Payment Date	Modified Following Business Day Convention

	- Termination Date	Modified Following Business Day Convention

	Business Days	[Sydney, London, New York]

	Reset Dates:	The first day of each Calculation Period

	Compounding:	Inapplicable

7.	Floating Amounts Payable by Party B

	A$ Floating Rate Payer:	Party B

	Calculation Amount:	The A$ Equivalent of the Calculation Amount applicable to Party A.

	Payment Dates:	Each [*], [*], [*] and [*], from and including [*] to and including the Termination Date, subject to adjustment in accordance with the Applicable Business Day Convention

	Floating Rate Option:	[Bank Bill Rate]

	Spread:	[*]

	Floating Rate Day Count Fraction:	Actual/365 (fixed)

Applicable Business Day Convention

	- Period End Dates	Modified Following Business Day Convention

	- Payment Date	Modified Following Business Day Convention

	- Termination Date	Modified Following Business Day Convention

	Business Days	[Sydney, London, New York]

	Reset Dates:	The first day of each Calculation Period

	Compounding:	Inapplicable

Floating payment reductions:
Party B's obligation to make payments under this Transaction will be limited to the extent it has funds available to make such payment as determined in accordance with the Series Notice.  To the extent that, as a result of having insufficient funds available, Party B makes only a partial payment of any amount due to Party A, then Party A will reduce its corresponding payment obligation to Party B by the same percentage reduction, but otherwise will not be discharged from its obligations under this Transaction.

Withholding tax:
To the extent that Party B is obliged to deduct or withhold any Tax from a Floating Amount payable by it under this Transaction, Party A will reduce its corresponding payment to Party B by the US$ Equivalent of the amount deducted or withheld by Party B, but otherwise will not be discharged from its obligations under this Transaction.

8.	Exchanges

Initial Exchange:

	Initial Exchange Date:	Effective Date

	Party A Initial Exchange Amount:	The A$ Equivalent of the Party B Initial Exchange Amount, being A$[*].

	Party B Initial Exchange Amount:	The total of the Initial Invested Amounts of the Class [*] Notes on the Note Issue Date, being US$[*].

Notwithstanding anything to the contrary in the Agreement, Party A must pay to Party B the Party A Initial Exchange Amount to Party B by 11.00am (Sydney time) on the Initial Exchange Date and Party B must pay to Party A the Party B Initial Exchange Amount (or procure the payment to Party A of the Party B Initial Exchange Amount) by 9.00am (New York time) on the Initial Exchange Date.

Periodic Exchange:

	Periodic Exchange Date:	Each Payment Date (other than the Final Exchange Date)

	Party A Periodic Exchange Amount:	An amount equal to the US$ Equivalent of the Party B Periodic Exchange Amount actually paid by Party B to Party A on a Periodic Exchange Date.

	Party B Periodic Exchange Amount:	In respect of a Periodic Exchange Date means the A$ amount due to Party A pursuant to clause [5.10(a)(v),] 5.11(a)(ii)(B), 5.14(a)(ii)(A) or 5.15(a)(vi)(A).

Final Exchange:

	Final Exchange Date:	Termination Date

	Party A Final Exchange Amount:	An amount equal to the US$ Equivalent of the Party B Final Exchange Amount actually paid by Party B to Party A.

	Party B Final Exchange Amount:	The A$ amount due to Party A pursuant to clause [5.10(a)(v),] 5.11(a)(ii)(B), 5.14(a)(ii)(A) or 5.15(a)(vi)(A) or as the case may be paid by Party B on the Final Exchange Date

9.	Exchange Rates:
For the purpose of the definitions of "A$ Equivalent" and "US$ Equivalent":

	US$ Exchange Rate:	US$1.00 = A$[*]

	A$ Exchange Rate:	A$1.00 = US$[*]

10.	Account Details:

Payments to Party A

	Account for payments in US$:	The account notified in writing by Party A to Party B in accordance with Section 2(f) of the Agreement.

	Account for payments in A$:	The account notified in writing by Party A to Party B in accordance with Section 2(f) of the Agreement

Payments to Party B

	Account for payments in US$:	The account notified in writing by the Principal Paying Agent to Party A in accordance with Section 2(f) of the Agreement

	Account for payments in A$:	The account notified in writing by the Principal Paying Agent to Party A in accordance with Section 2(f) of the Agreement

11.	Offices:	The Office of Party A for this Transaction is [*].

The Office of Party B for this Transaction is [*].

Please confirm that the above correctly sets out the terms of our agreement in respect of each Transaction to which this Confirmation relates by signing and returning this Confirmation to us today.

Yours sincerely

SIGNED for and on behalf of
[*]

By:

Name:

Title:

Confirmed as at the date first written
above:

SIGNED for and on behalf of
[*] ABN [*]
as trustee of the SERIES [*] WST TRUST

By:
(Authorised Officer)

Name:

Title: